UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2020

Date of Report

VENTURE VANADIUM INC.

(Exact name of registrant as specified in its charter)

Nevada	333-215459	32-0507158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Oxford Centre, 301 Grant Street, Suite 4300, Pittsburgh, 15219
(Address of principal executive offices)

412-577-2499

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements made in this current report (the “Form 8-K”) that are not historical or current facts are "forward-looking statements" made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 (the "Act") and Section 21E of the Securities Exchange Act of 1934. These statements often can be identified by the use of terms such as "may," "will," "expect," "believe," "anticipate," "estimate," "approximate" or "continue," or the negative thereof. We intend that such forward-looking statements be subject to the safe harbors for such statements. We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Any forward-looking statements represent management's best judgment as to what may occur in the future. However, forward-looking statements are subject to risks, uncertainties and important factors beyond our control that could cause actual results and events to differ materially from historical results of operations and events and those presently anticipated or projected. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As mentioned in Item 5.06 below, we ceased being a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  We believe that we stopped being a shell company as the result of commencing operations that consist of more than nominal operations and not as the result of any single transaction or series of related transactions.  As a result, we do not believe that we are required to include any of the “Form 10 information” required by Item 2.01 (f) of Form 8-K.  To the extent that any such information is required, we incorporate it by reference to our annual report filed on Form 10-K with the U.S. Securities and Exchange Commission on January 27, 2020 (the “Annual Report”).

Item 5.06. Change in Shell Company Status

Events Leading to Change in Shell Status

Venture Vanadium Inc. (the “Company”, “we”, “us”) is focused on the evaluation and development of early-stage vanadium exploration opportunities. Based on the current operations of the Company, we ceased being a shell company.

In the past few months, the Company has taken active steps to further its business plan and has spent significant funds to advance its business, including $172,200 for the acquisition titles and $55,703 for work program costs.  The steps taken to date include:

1.On June 12, 2019, we entered into an assignment agreement with our sole officer and director Ian Ilsley to assign his rights and obligations under an option agreement (the “Option Agreement”) with Mr. Fayz Yacoub where Mr. Yacoub agreed to grant an exclusive option to acquire an undivided one hundred percent (100%) interest in and to 30 mineral claims in property representing 1,789.80 hectares (4,422.69 acres) situated in Quebec, Canada (the “Desgrosbois Property”).

2.On November 22, 2019, we entered into the Amended and Restated Desgrosbois Option Agreement (“Amended and Restated Agreement”) amending certain terms of the Option Agreement.  Under the Amended and Restated Agreement, we acquired a 100% title to the Desgrosbois Property in exchange for a $70,000 cash payment, the issuance of 1,000,000 shares and the grant of a two per cent net smelter return on all metals extracted from the Desgrosbois Property.  We currently have titles to projects and 30 mineral claims located on the Desgrosbois Property. The property is located on map sheet 31J01 of the National Topographic System (“NTS”) of Canada. The Desgrosbois Property is within 800 meters of the Ivry Property.

3.We are pursuing titles in the Ivry Property which is next to our titles in the Desgrosbois Property. The title to the two claims hosting the Ivry mine lapsed, and a staking application to acquire these claims were made on behalf of Venture Vanadium in mid-January 2020.

4.Mr. Michel Boily, Ph.D., P.Geo., was engaged to complete a NI 43-101 Qualifying Report on the Desgrosbois property. In January 2019, an updated N43-101 report was completed by Michel Boily who produced an earlier report on the licenses. A copy of this NI 43-101 is available on our website and as an exhibit to our Annual Report. The update to the NI 43-101 report cost $9,000.

5.We carried out the initial stage of our work program in September, 2019 and incurred an expenditure of USD$48,500 to On Track Exploration Limited (OTE), a Canadian geographical company. This work consisted of a geological investigation and rock sampling program to test the main target areas on the property. The full results of this initial work program are expected shortly and will define the next stages of the work program.

6.We engaged Mr. Stewart A. Jackson, PhD. P.Geo., on January 1, 2019 and Mr. Paul Ray on October 1, 2019 as our senior advisors and members of our advisory board to assist with the technical aspects of the development of the Desgrosbois project.

7.We established executive offices in Pittsburgh in 2019, and management is currently examining in detail the results of the Augst/September 2019 work program and report to establish stage two of the work program. Stage two of the work program is expected to focus on the areas surrounding the Desgrosbois mine and Ivry mine and will entail a greater sampling density. As the details of the second stage of the program are not finalized, the cost of state two are difficult to estimate, although they are unlikely to be less that $250,000.

As such, the Company believes that it is no longer a shell company.

Item 9.01. Financial Statements and Exhibits.

Financial Statements

The information required to be provided herein is set forth in the Company’s annual report on Form 10-K filed with the SEC on January 27, 2020 and is incorporated herein by reference.

Exhibits

The following exhibits are included as part of this Current Report on Form 8-K by reference.

3.1	Articles of Incorporation, dated September 26, 2016 (incorporated by reference to Exhibit 3.1 to our registration statement filed on Form S-1 on January 6, 2017)

3.2	Certificate of Amendment to Articles of Incorporation, filed December 4, 2018 (incorporated by reference to Exhibit 3.1 to our current report filed on Form 8-K on December 11, 2018)

3.3	Certificate of Amendment to Articles of Incorporation, filed January 29, 2019 (incorporated by reference to Exhibit 3.1 to our quarterly report filed on Form 10-Q on June 26, 2019)
3.4	Certificate of Change, filed on January 29, 2019 (incorporated by reference to Exhibit 3.2 to our current report filed on Form 8-K on December 12, 2018)

3.5	Bylaws (incorporated by reference to Exhibit 3.2 to our registration statement filed on Form S-1 on January 6, 2017)

10.1	Split-Off Agreement, dated May 29, 2019, between the Company, Ms. Ping and Mr. Ilsley (incorporated by reference to Exhibit 10.1 to our current report filed on Form 8-K on June 17, 2019)

10.2	Desgrosbois Option Agreement, dated November 6, 2018, between Mr. Ian Ilsley and Mr. Fayz Yacoub (incorporated by reference to Exhibit 10.1 to our current report filed on Form 8-K on June 24, 2019)

10.3

Assignment of Desgrosbois Option Agreement dated June 12, 2019, between Mr. Ian Ilsley and Venture Vanadium Inc. (incorporated by reference to Exhibit 10.2 to our current report filed on Form 8-K on June 24, 2019)

10.4

Amended and Restated Desgrosbois Option Agreement dated November 22, 2019, between Venture Vanadium Inc., Mr. Ian Ilsley and Mr. Fayz Yacoub (incorporated by reference to Exhibit 10.1 to our current report filed on Form 8-K on November 25, 2019)

99.1	NI 43-101 Technical Report, dated January 1, 2019 (incorporated by reference to Exhibit 99.1 to our Annual Report on Form 10-K on January 27, 2020 )

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                           VENTURE VANADIUM INC.

                                February 5, 2020                                                                                              By: /s/ Ian Ilsley

Name: Ian Ilsley

Title:   President, Treasurer, Secretary and Director

          (Principal Executive, Financial and Accounting Officer)